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                                                                      Exhibit 10

                         INDEPENDENT AUDITORS' CONSENT

Contractholders of Metropolitan Life Separate Account E:

         We consent to the use in this Amendment to Registration Statement No. 333-43970/811-4001 of Metropolitan Life Separate Account E on Form N-4 of our report dated March 3, 2000, relating to Metropolitan Life Separate Account E appearing in the Prospectus, which is a part of such Registration Statement, and our report dated February 7, 2000, relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Independent Auditors", appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Statements" appearing in the Prospectus, which are also a part of such Registration Statement.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
December 5, 2000